Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JULY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a)  The amounts below are for a Single Certificate of $1,000.

          i)   The amount of such distribution allocable to principal:

     Class 1-A1.....$        0.00000000    Class 2-A1....$         22.80923511
     Class 1-A2.....$        0.00000000    Class 2-A2....$          0.00000000
     Class 1-A3.....$        0.00000000    Class 2-A3....$          0.00000000
     Class 1-A4.....$       13.84754993    Class 2-A4....$          0.00000000
     Class 1-A5.....$       15.63089327    Class 2-A5....$          5.77744304
     Class 1-A6.....$       16.21961862    Class 2-A6....$          0.00000000
     Class 1-A7.....$        7.26666772    Class 2-A7....$          3.15051667
     Class 1-A8.....$        0.17589200    Class 2-PO....$          3.36622816
     Class 1-A9.....$        0.17589333    Class 2-M.....$          3.15048347
     Class 1-A10....$        0.09118834    Class 2-B1....$          3.15047586
     Class 1-A11....$        7.10429040    Class 2-B2....$          3.15047586
     Class 1-A12....$        0.00000000    Class 2-B3....$          3.15048560
     Class 1-A13....$        0.00000000    Class 2-B4....$          3.15046125
     Class 1-A14....$        0.00000000    Class 2-B5....$          3.15046616
     Class 1-A15....$        0.26671011
     Class 1-A16....$        0.70127000
     Class 1-A17....$        0.70127000
     Class 1-PO.....$        0.57286856
     Class 1-M......$        0.70128012
     Class 1-B1.....$        0.70127915
     Class 1-B2.....$        0.70127915
     Class 1-B3.....$        0.70127886
     Class 1-B4.....$        0.70128698
     Class 1-B5.....$        0.70129218
     Class 1-R......$        0.00000000
     Class 1-RL.....$        0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1.....$        0.00000000    Class 2-A1....$         10.98720156
     Class 1-A2.....$        0.00000000    Class 2-A2....$          0.00000000
     Class 1-A3.....$        0.00000000    Class 2-A3....$          0.00000000
     Class 1-A4.....$       11.89533791    Class 2-A4....$          0.00000000
     Class 1-A5.....$       13.42726751    Class 2-A5....$          2.78299254
     Class 1-A6.....$       13.93299503    Class 2-A6....$          0.00000000
     Class 1-A7.....$        6.24222108    Class 2-A7....$          1.51760291
     Class 1-A8.....$        0.15109494    Class 2-PO....$          1.62151107
     Class 1-A9.....$        0.15109609    Class 2-B1....$          0.00000000
     Class 1-A10....$        0.07833271    Class 2-B2....$          0.00000000
     Class 1-A11....$        6.10273553    Class 2-B3....$          0.00000000
     Class 1-A12....$        0.00000000    Class 2-B4....$          0.00000000
     Class 1-A13....$        0.00000000    Class 2-B5....$          0.00000000
     Class 1-A14....$        0.00000000
     Class 1-A15....$        0.22910962
     Class 1-A16....$        0.60240574
     Class 1-A17....$        0.60240574
     Class 1-PO.....$        0.49210619
     Class 1-M......$        0.00000000
     Class 1-B1.....$        0.00000000
     Class 1-B2.....$        0.00000000
     Class 1-B3.....$        0.00000000
     Class 1-B4.....$        0.00000000
     Class 1-B5.....$        0.00000000
     Class 1-R......$        0.00000000
     Class 1-RL.....$        0.00000000

          ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

     Class 1-A1.....$        5.41666665           6.50000000%
     Class 1-A2.....$        5.62499995           6.75000000%
     Class 1-A3.....$        6.24999976           7.50000000%
     Class 1-A4.....$        5.62409109           7.00000000%
     Class 1-A5.....$        6.13120664           7.50000000%
     Class 1-A6.....$        6.12673218           7.50000000%
     Class 1-A7.....$        3.86571191           7.50000000%
     Class 1-A8.....$        4.72726267           7.00000000%
     Class 1-A9.....$        6.75323333          10.00000000%
     Class 1-A10....$        5.63561782           7.50000000%
     Class 1-A11....$        6.06854480           7.50000000%
     Class 1-A12....$        6.25000064           7.50000000%
     Class 1-A13....$        6.45833333           7.75000000%
     Class 1-A14....$        5.00000000           6.00000000%
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     Class 1-A15....$        4.45303596           7.50000000%
     Class 1-A16....$        6.23286667           7.50000000%
     Class 1-A17....$        6.23286667           7.50000000%
     Class 1-S......$        0.23863531           0.32864394%
     Class 1-M......$        6.23286666           7.50000000%
     Class 1-B1.....$        6.23286698           7.50000000%
     Class 1-B2.....$        6.23286698           7.50000000%
     Class 1-B3.....$        6.23286856           7.50000000%
     Class 1-B4.....$        6.23286982           7.50000000%
     Class 1-B5.....$        6.23286894           7.50000000%
     Class 1-R......$        0.00000000           7.50000000%
     Class 1-RL.....$        0.00000000           7.50000000%
     Class 2-A1.....$        5.36215101           7.00000000%
     Class 2-A2.....$        5.41666641           6.50000000%
     Class 2-A3.....$        5.41666667           6.50000000%
     Class 2-A4.....$        5.83333244           7.00000000%
     Class 2-A5.....$        5.73868019           7.00000000%
     Class 2-A6.....$        5.14225063           7.00000000%
     Class 2-A7.....$        5.76154444           7.00000000%
     Class 2-S......$        0.37425677           0.49934566%
     Class 2-M......$        5.76154799           7.00000000%
     Class 2-B1.....$        5.76155439           7.00000000%
     Class 2-B2.....$        5.76155439           7.00000000%
     Class 2-B3.....$        5.76153644           7.00000000%
     Class 2-B4.....$        5.76152577           7.00000000%
     Class 2-B5.....$        5.76154045           7.00000000%

          iii) The amount of servicing compensation preceding the month of distribution:
                                                  Pool 1         Pool 2
                                                  ------         ------

                                                 $     89,792.21 $    17,718.63

(b)  The amounts below are for the aggregate of all certificates.

    iv)  The Pool Scheduled Principal Balances:  $439,631,225.50 $86,367,461.30
          Number of Mortgage Loans:                        1,503            282

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                     Aggregate Principal Balance     Single Certificate Balance
                     ---------------------------     --------------------------

Class 1-A1........$        51,348,218.00          $            1,000.00
Class 1-A2........$        65,627,405.00          $            1,000.00
Class 1-A3........$         5,215,005.00          $            1,000.00
Class 1-A4........$        56,328,026.06          $              950.28
Class 1-A5........$        24,308,841.05          $              965.36
Class 1-A6........$        18,076,487.16          $              964.06
Class 1-A7........$        96,148,411.13          $            1,001.36
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Class 1-A8........$         6,076,589.86          $              810.21
Class 1-A9........$         1,215,317.97          $              810.21
Class 1-A10.......$         8,603,543.81          $              901.61
Class 1-A11.......$        24,096,571.86          $              963.86
Class 1-A12.......$         5,886,977.00          $            1,000.00
Class 1-A13.......$         1,752,000.00          $            1,000.00
Class 1-A14.......$           292,000.00          $            1,000.00
Class 1-A15.......$         6,338,749.98          $              712.22
Class 1-A16.......$        41,855,411.11          $              996.56
Class 1-A17.......$         2,989,672.23          $              996.56
Class 1-PO........$         1,031,841.73          $              985.00
Class 1-S.........$       390,379,518.74          $            2,343.22
Class 1-M.........$         8,975,992.49          $              996.56
Class 1-B1........$         4,487,497.97          $              996.56
Class 1-B2........$         4,487,497.97          $              996.56
Class 1-B3........$         2,244,247.26          $              996.56
Class 1-B4........$           673,672.79          $              996.56
Class 1-B5........$         1,571,248.07          $              996.56
Class 1-R.........$                 0.00          $                0.00
Class 1-RL........$                 0.00          $                0.00
Class 2-A1........$        13,664,976.20          $              896.42
Class 2-A2........$        13,163,000.00          $            1,000.00
Class 2-A3........$        12,831,000.00          $            1,000.00
Class 2-A4........$         1,856,714.00          $            1,000.00
Class 2-A5........$        24,253,331.05          $              978.00
Class 2-A6........$        11,031,267.69          $              881.53
Class 2-A7........$         8,860,886.14          $              984.54
Class 2-S.........$        80,575,973.67          $              956.22
Class 2-PO........$           125,538.34          $              982.45
Class 2-M.........$           886,349.57          $              984.54
Class 2-B1........$           443,174.30          $              984.54
Class 2-B2........$           443,174.30          $              984.54
Class 2-B3........$           265,904.39          $              984.54
Class 2-B4........$           177,269.91          $              984.54
Class 2-B5........$           221,589.41          $              984.54

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                             Pool 1              Pool 2
                                             ------              ------
          Book Value.................$          0.00        $           0.00
          Unpaid Principal Balance...$          0.00        $           0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:...              0                       0

     vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:

                                                Loans      Principal Balance
          Pool 1.......................
              *(1)  *30-59 days                  10        $    2,936,088.88
               (2)  60-89 days                    4        $    1,431,908.30
               (3)  90 days or more               1        $      223,250.00
               (4)  in foreclosure                2        $      546,650.00

          Pool 2.......................
              *(1)  30-59 days                    2        $      507,923.76
               (2)  60-89 days                    0        $            0.00
               (3)  90 days or more               0        $            0.00
               (4)  in foreclosure                0        $            0.00

     viii)The  aggregate  number  of  replaced   Mortgage  Loans  and  Scheduled
          Principal Balance:

               Pool 1..................           0        $            0.00
               Pool 2..................           0        $            0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

               Pool 1..................           0        $            0.00
               Pool 2..................           0        $            0.00

     x)   Certificate Interest Rate of:
               Class 1-A8 Certificates:       7.000000%
               Class 1-A9 Certificates:      10.000000%
               Class 1-S Certificates:        0.328644%
               Class 2-S Certificates:        0.499346%

                                                      Pool 1          Pool 2
                                                      ------          ------
    xi) Senior Percentage  ........................ 94.90450000%   97.18190000%
   xii) Group I Senior Percentage  ................ 84.72164779%   86.93716100%
  xiii) Group II Senior Percentage  ............... 10.18285221%   10.24473900%
   xiv) Senior Prepayment Percentage  .............100.00000000%  100.00000000%
    xv) Group I Senior Prepayment Percentage.......100.00000000%  100.00000000%
   xvi) Group II Senior Prepayment Percentage......  0.00000000%    0.00000000%
  xvii) Group I Scheduled Distribution Percentage..  0.00000000%       N/A
 xviii) Group II Scheduled Distribution Percentage.  0.00000000%       N/A
  xviv) Junior Percentage  ........................  5.09550000%    2.81810000%
   xvx) Junior Prepayment Percentage  .............  0.00000000%    0.00000000%

  xvxi) Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

        Class 1-A7A Certificates:  $                263,556.60      7.50000000%
        Class 1-A7B Certificates:  $                339,609.21      7.50000000%
        Class 1-A7C Certificates:  $                 83,807.31      7.50000000%
        Class 1-A7D Certificates:  $                 23,812.02      7.50000000%
  xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

        Class 1-A5A Certificates:  $                  5,712.50      7.50000000%
        Class 1-A5B Certificates:  $                148,677.77      7.50000000%


     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.